SUPPLEMENT TO FIDELITY'S BROADLY DIVERSIFIED
INTERNATIONAL EQUITY FUNDS

Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund,
Fidelity Diversified International Fund, Fidelity Aggressive International Fund,
Fidelity Overseas Fund and Fidelity Worldwide Fund

Funds of Fidelity Investment Trust

December 29, 1999

STATEMENT OF ADDITIONAL INFORMATION

Fidelity International Value Fund has been renamed Fidelity Aggressive International Fund. All references to International Value Fund throughout this SAI should be replaced with Aggressive International Fund.

On February 17, 2000, the funds' Board of Trustees authorized the adoption of a redemption fee of 1.00% of the amount redeemed on shares held less than 30 days that are redeemed after May 31, 2000.

The following information replaces similar information found under the subheading "Investment Limitations of International Value Fund" in the "Investment Policies and Limitations"section on page 6.

For purposes of normally investing at least 65% of the fund's total assets in foreign securities, including securities of issuers located in emerging markets, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

The following information replaces similar information found under the heading "Return Calculations" in the "Performance" section on page 26.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns may or may not include the effect of a fund's short-term trading fee, or small account fee. Excluding a fund's short-term trading fee, or small account fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

The following information supplements the similar information found under the heading "Historical Fund Results" in the "Performance" section on page 27.

Returns do not include the effect of the funds' 1.00% short-term trading fee, applicable to shares held less than 30 days that are redeemed after May 31, 2000.

The following information replaces similar information found under the heading "Global Balanced" in the "Performance" section on page 28.

Explanatory Notes: With an initial investment of $10,000 in Global Balanced on February 1, 1993, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $12,134. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,700 for dividends and $290 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

The following information replaces similar information found under the heading "International Growth & Income" in the "Performance" section on page 28.

Explanatory Notes: With an initial investment of $10,000 in International Growth & Income on November 1, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,414. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,935 for dividends and $1,911 for capital gain distributions. The figures in the table do not include the effect of the fund's 2% sales charge (which was in effect during the period January 1, 1991 through June 1, 1994). The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

IBDB-00-05 October 4, 2000
1.467695.109

The following information replaces similar information found under the heading "Diversified International" in the "Performance" section on page 29.

Explanatory Notes: With an initial investment of $10,000 in Diversified International on December 27, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $13,405. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $930 for dividends and $2,140 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

The following information replaces similar information found under the heading "International Value" in the "Performance" section on page 29.

Explanatory Notes: With an initial investment of $10,000 in Aggressive International on November 1, 1994, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $11,053. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $220 for dividends and $800 for capital gain distributions. Prior to February 11, 2000, Aggressive International Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

The following information replaces similar information found under the heading"Overseas" in the "Performance" section on page 30.

Explanatory Notes: With an initial investment of $10,000 in Overseas on November 1, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $16,207. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,312 for dividends and $3,605 for capital gain distributions. The figures in the table do not include the effect of the fund's 3% sales charge, which was waived through June 30, 1995 and eliminated as of July 1, 1995. Prior to May 1994, the fund imposed a 3% sales charge, which is no longer in effect and is not included in the figures above. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

The following information replaces similar information found under the heading "Worldwide" in the "Performance" section on page 30.

Explanatory Notes: With an initial investment of $10,000 in Worldwide on May 30, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,483. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,140 for dividends and $2,790 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 30 days and redeemed after May 31, 2000.

The following information supplements similar information found under the heading "Performance Comparisons" in the "Performance" section on page 32.

Global Balanced may compare its performance to that of the Fidelity Global Balanced Composite Index which is a hypothetical representation of the performance of the fund's general investment categories and uses a weighting of 60% equity and 40% bond. The following indexes are used to calculate the Fidelity Global Balanced Composite Index: Morgan Stanley Capital International World Index for the equity category and the Salomon Brothers World Government Bond Index for the bond category. The index weightings of the Fidelity Global Balanced Composite Index are rebalanced monthly.

Morgan Stanley Capital International World Index is a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. Effective October 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998.

Salomon Brothers World Government Bond Index is a market value-weighted index of debt issues traded in 14 world government bond markets. Issues included in the Index have fixed-rate coupons and maturities of one year or more.

The following information from the "Trustees and Officers" section beginning on page 34 has been removed.

J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (automotive, space, defense, and information technology), CSX Corporation (freight transportation), Birmingham Steel Corporation (producer of steel and steel products), and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining, 1985-1997), and as a Trustee of First Union Real Estate Investments (1986-1997). In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

MATTHEW N. KARSTETTER (38), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

RICHARD A. SILVER (53), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

The following information supplements the information found in the "Trustees and Officers" section beginning on page 34.

J. MICHAEL COOK (57), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as an Executive in Residence of the Columbia Business School and as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, a member of the Advisory Board of Boardroom Consultants, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Beginning in 1972, Ms. Knowles served in various positions with Atlantic Richfield Company (ARCO) (diversified energy) including Executive Vice President and Chief Financial Officer (1996-2000); Director (1996-1998); and Senior Vice President (1993-1996). In addition, Ms. Knowles served as President of ARCO Transportation Company (1993-1996). She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles also serves as a member of the National Board of the Smithsonian Institution and she is a trustee of the Brookings Institution.

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

The following information replaces similar information found in the "Trustees and Officers" section beginning on page 34.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

ROBERT A. DWIGHT (41),Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

The following information replaces the Compensation Table found in the "Trustees and Officers" section on page 37.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d**	Abigail P. Johnson **	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	E. Bradley Jones ****	Donald J. Kirk	Ned C. Lautenbach***	Peter S. Lynch **	William O. McCoy	Gerald C. McDonough	Marvin L. Mann	Robert C. Pozen**	Thomas R. Williams
Global BalancedB	$ 0	$ 0	$ 29	$ 28	$ 29	$ 29	$ 28	$ 2	$ 0	$ 29	$ 35	$ 29	$ 0	$ 28
International Growth & IncomeB	$ 0	$ 0	$ 260	$ 249	$ 258	$ 258	$ 256	$ 23	$ 0	$ 258	$ 319	$ 258	$ 0	$ 253
Diversified InternationalB	$ 0	$ 0	$ 725	$ 697	$ 721	$ 721	$ 716	$ 76	$ 0	$ 721	$ 893	$ 721	$ 0	$ 706
Aggressive InternationalB	$ 0	$ 0	$ 128	$ 123	$ 127	$ 127	$ 126	$ 11	$ 0	$ 127	$ 157	$ 127	$ 0	$ 125
OverseasB,C,D	$ 0	$ 0	$ 1,151	$ 1,104	$ 1,142	$ 1,142	$ 1,134	$ 99	$ 0	$ 1,142	$ 1,413	$ 1,142	$ 0	$ 1,119
WorldwideB	$ 0	$ 0	$ 286	$ 275	$ 284	$ 284	$ 282	$ 22	$ 0	$ 284	$ 351	$ 284	$ 0	$ 279
TOTAL COMPENSATION FROM THE FUND COMPLEX*,A	$ 0	$ 0	$ 223,500	$ 220,500	$ 223,500	$ 222,000	$ 226,500	$ 0	$ 0	$ 223,500	$ 273,500	$ 220,500	$ 0	$ 223,500

* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, and Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $532; Phyllis Burke Davis, $532; Robert M. Gates, $532; E. Bradley Jones, $532; Donald J. Kirk, $532; William O. McCoy, $532; Gerald C. McDonough, $621; Marvin L. Mann, $532; and Thomas R. Williams, $532.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $445, Overseas Fund; Marvin L. Mann, $77, Overseas Fund; William O. McCoy, $445, Overseas Fund; and Thomas R. Williams, $445, Overseas Fund.

The following information replaces similar information found in the "Management Contracts" section on page 41.

Sub-Advisers. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA (U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

The following information replaces similar information found in the "Management Contracts" section on page 41.

For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
  FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
  FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

The following information replaces similar information found in the "Management Contracts" section on page 42.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FIIA a fee equal to 57% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets	Annualized Fee Rate
from $0 - $500 million	0.30%
$500 million - $1 billion	0.25%
over $1 billion	0.20%

FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets	Annualized Fee Rate
from $0 - $200 million	0.30%
$200 million - $500 million	0.25%
over $500 million	0.20%

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

The following information replaces similar information found in the "Management Contract" section on page 42.

For providing investment advice and research services, fees paid to FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ for the past three fiscal years are shown in the table below.

Fiscal Year Ended October 31	FMR U.K.	FMR Far East	FIIA	FIIA(U.K.)L	FIJ
Global Balanced
1999*	$ 14,711	$ 9,167	$ 0	$ 0	$ 0
1999**	$ 46,442	$ 30,716	$ 0	$ 0	$ 0
1998**	$ 24,553	$ 23,256	$ 0	$ 0	$ 0
1997**	$ 26,858	$ 25,178	$ 0	$ 0	$ 0
Fiscal Year Ended October 31	FMR U.K.	FMR Far East	FIIA	FIIA(U.K.)L	FIJ
International Growth & Income
1999	$ 928,784	$ 579,409	$ 0	$ 0	$ 0
1998	$ 594,158	$ 542,605	$ 0	$ 0	$ 0
1997	$ 583,525	$ 548,949	$ 0	$ 0	N/A
Diversified International
1999	$ 2,486,336	$ 1,544,167	$ 0	$ 0	$ 0
1998	$ 1,130,912	$ 1,028,149	$ 0	$ 0	$ 0
1997	$ 529,480	$ 509,732	$ 0	$ 0	N/A
Aggressive International
1999	$ 431,858	$ 270,102	$ 0	$ 0	$ 0
1998	$ 295,092	$ 270,035	$ 0	$ 0	$ 0
1997	$ 165,017	$ 157,421	$ 0	$ 0	N/A
Overseas
1999	$ 4,021,493	$ 2,512,994	$ 0	$ 0	$ 0
1998	$ 2,501,109	$ 2,280,719	$ 0	$ 0	$ 0
1997	$ 1,884,543	$ 1,789,326	$ 0	$ 0	N/A
Worldwide
1999	$ 494,188	$ 309,507	$ 0	$ 0	$ 0
1998	$ 481,583	$ 445,866	$ 0	$ 0	$ 0
1997	$ 416,867	$ 395,729	$ 0	$ 0	N/A

* For the period August 1, 1999 to October 31, 1999.

** For the year ended July 31.

The following information replaces similar information found in the "Description of the Trust" section on page 45.

Auditor. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant for Global Balanced, International Growth & Income, and Overseas. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, served as independent accountant for Aggressive International for the fiscal period ended October 31, 1999. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for Diversified International and Worldwide. Effective January 20, 2000, Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for Aggressive International for the fiscal period ending October 31, 2000. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

SUPPLEMENT TO

FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS

Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund,
Fidelity Europe Capital Appreciation Fund,
Fidelity Hong Kong and China Fund, Fidelity Japan Fund,
Fidelity Japan Smaller Companies Fund (formerly Fidelity Japan Small Companies Fund),
Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and
Fidelity Southeast Asia Fund

December 29, 1999

STATEMENT OF ADDITIONAL INFORMATION

Effective September 1, 2000, Fidelity Hong Kong and China Fund will be renamed Fidelity China Region Fund. All references to Fidelity Hong Kong and China Fund throughout this SAI should be replaced with Fidelity China Region Fund.

On February 17, 2000, the Board of Trustees of Fidelity Europe Fund and Fidelity Europe Capital Appreciation Fund authorized elimination of each fund's 3.00% front-end sales charge. Beginning March 1, 2000, purchases of shares of the funds will not be subject to a sales charge.

In addition, on February 17, 2000, the Board of Trustees of Fidelity Europe Fund and Fidelity Europe Capital Appreciation Fund authorized the reduction of each fund's redemption fee period from 90 days to 30 days. Redemptions after February 29, 2000 of shares held less than 30 days will be subject to a redemption fee of 1.00% of the amount redeemed.

On February 17, 2000, the Board of Trustees of Fidelity Pacific Basin Fund approved increasing the redemption fee from 1.00% to 1.50%. Redemptions after May 31, 2000 of shares held less than 90 days will be subject to a redemption fee of 1.50% of the amount redeemed.

The following information replaces similar information found under the heading "Investment Limitations of Hong Kong and China Fund" in the "Investment Policies and Limitations" section beginning on page 6.

For purposes of investing at least 65% of the fund's total assets in securities of Hong Kong, Taiwanese, and Chinese issuers, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

The following information replaces similar information found in the "Special Considerations Regarding Canada" section on page 22.

Economic. The telephone equipment industry comprised a major segment of the Canadian market, as represented by the Toronto Stock Exchange 300 Index as of June 15, 2000. The telephone equipment industry can be significantly affected by increasing competition, rapid technological innovation, product obsolescence, acquisitions and business alliances, and the relative instability of markets in which a significant percentage of their products are sold. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of industrial and basic materials, both domestically and internationally, can have a significant effect on Canadian market performance.

In addition, Canada relies considerably on the health of the United States' economy, its biggest trading partner and largest foreign investor. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities market increasingly sensitive to U.S. economic and market events.

The following information replaces similar information found in the "Special Considerations Regarding Europe" section on page 23.

Nordic Countries. Faced with stronger global competition, the Nordic countries - Norway, Finland, Denmark, and Sweden - have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.

The television and radio communications equipment industry comprised a major segment of the Nordic market as a whole, as represented by the Financial Times/S&P-Actuaries World Nordic Index as of June 19, 2000. The television and radio communications equipment industry has been dominated by companies whose principal business is the development and manufacture of mobile phones, networks, and systems for cellular and fixed networks. These companies have attainted a major share of the world's wireless phone market in a highly competitive global marketplace. The pace of technological innovation in the television and radio communications equipment industry has been rapid, and communications companies continually face the risk that their products will be made obsolete. To maintain their competitive edge, television and radio communications equipment companies have been acquiring companies that offer new technologies, such as Internet equipment developers, or have allied with other top information technology businesses. These acquisitions and alliances can substantially alter the relative competitive position of a television and radio communications equipment company. Multiple digital standards create confusion and technical difficulties in penetrating markets, which can force carriers to price their services aggressively and cut profit margins in an attempt to accelerate demand. Oversupply of handsets has been a frequent problem in the cellular industry as demand fails to meet projections or new product innovations make older models less attractive to buyers. Excess capacity could drive down pricing and slow revenue growth. Because emerging markets have accounted for 25% to 30% of the market for cellular handsets, with China accounting for as much as 15% of the total, the television and radio communications equipment industry could be vulnerable to any economic or currency weakness or political instability in these countries.

TIFB-00-08 October 4, 2000
1.467593.112

The following information replaces the two paragraphs following the heading "China and Hong Kong" found in the "Special Considerations Regarding Asia Pacific Region (ex Japan)" section on page 25.

China Region. As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China's 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong's success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

The commercial banking industry and the cellular and communications services industry each comprised a major segment of the Hong Kong and Chinese market as a whole, as represented by the Hang Seng Index as of June 19, 2000. In recent years, Hong Kong has been subjected to speculative attacks on its currency, which have sent interest rates soaring and its stock markets into sharp declines. Companies in the commercial banking industry are particularly sensitive to interest rate fluctuations, and, if the government continues its U.S. dollar peg policy, it risks further attacks on its currency and possible upward pressure on interest rates. While the Hong Kong Stock Exchange has implemented an electronic order-matching system that has virtually eliminated front-running by brokers, there are still no specific regulations against insider trading. Small, often family-run, brokerages sometimes wield undue influence or veto power over the largest overseas investment banks operating in the market, and the Exchange has been criticized for giving low priority to investor protection. The commercial banking industry has not been immune to economic and currency turmoil that has periodically engulfed its Asian neighbors, and any future disruptions in the Asian region could have a derivative effect on this currency and interest rate sensitive industry. The cellular and communications services industry can be significantly affected by increasing competition, rapid technological innovation, product obsolescence, acquisitions and business alliances, and the relative instability of markets in which a significant percentage of their products are sold. In addition, the cellular and communications services industry is among those that are the most highly regulated by the Chinese government. Cellular and communications services companies doing business in this large and expanding market must ensure that they are well protected by state sponsorship and have the necessary political connections vital to the granting of the relevant licenses.

For decades, a state of hostility has existed between Taiwan and the Peoples Republic of China. Beijing has long deemed Taiwan a part of the "one China" and has made a nationalist cause of recovering it. Frequent military provocations and threats of full-scale military action by the Chinese have become more frequent in response to Taiwan's election of a new president who is considered to favor declaring Taiwan's independence. This situation poses a threat to Taiwan's economic well being and could adversely affect the nation's stock market.

Taiwan is one of Asia's great exporting nations, but it thrives more on imitation than on creativity. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and from increasing competition from neighboring lower-cost countries.

Although the listed companies on the Taiwan Stock Exchange cover a wide range of industries, electronics companies and the banking and insurance sector dominate the market. Semiconductor chips and other computer components are a mainstay of Taiwan's electronics sector. The businesses that produce these products are at risk of losing orders from computer companies in the United States as a result of rising concern over possible production disruptions stemming from future military confrontations with China. The semiconductor and electronics business is also highly price-competitive and can be negatively affected by currency fluctuations. In addition, producers face the risk of growing competition from low-cost, emerging economies.

Taiwan's banking and insurance sector has recently been adversely affected by economic and currency turmoil in Asia. Rising loan defaults and corporate bankruptcies have prompted the Taiwanese government to initiate stabilization measures to prevent further collapse; but the success of these measures is far from assured.

The following information supplements the information found in the "Special Considerations Regarding Asia Pacific Region (ex Japan)" section on page 25.

Southeast Asia. The semiconductor industry comprised a significant segment of the Southeast Asian market as a whole, as represented by the MSCI AC Far East ex Japan Index as of May 31, 2000. The semiconductor industry has historically been subject to wide fluctuations in demand and manufacturing capacity and, as a result, can be highly price-sensitive. The semiconductor industry can be significantly affected by currency fluctuations, rapid technological change, and increasing competition from other low-cost emerging economies.

The following information replaces similar information found in the "Special Considerations Regarding Latin America" section on page 25.

The telephone services industry comprised a major segment of the Latin American market as a whole, as represented by the MSCI Emerging Markets Free - Latin America Index as of June 19, 2000. The pace of the privatization of most of Latin America's telephone services companies has been accelerating and is generally expected to ameliorate the industry's worsening infrastructure problems and substantially expand and improve services to the consumer. Following the privatization and breakup of many of Latin America's telecommunications monopolies, telephone services companies are now faced with an increasingly competitive operating environment that could substantially affect their profit margins adversely. In addition, because these companies are regulated providers of a highly visible basic service, in a sovereign stress scenario a company may not be permitted to pass on increased operating expenses or devaluation-related price increases directly and immediately to consumers. Attempts by management to undertake restructuring initiatives, such as cutting employment overhead, could also meet with strong government and union opposition. Latin American countries have periodically experienced sharp economic slowdowns, high interest rates, and spiraling inflation. In this environment, the earnings and profits of telephone services companies could be particularly vulnerable. Access to capital could be substantially restricted by the market's reaction to regional or global economic crisis. Because telephone services companies issue among Latin America's largest and most liquid stocks, they may be among the first companies whose shares will be sold by foreign investors seeking to repatriate their overseas investments in times of regional or global crisis. Accordingly, shares of telephone services companies may be subject to a high degree of price volatility in these situations.

The following information replaces the first two paragraphs following the heading "Historical Fund Results" found in the "Performance" section on page 34.

Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund have a maximum front-end sales charge of 3.00% which is included in the average annual and cumulative returns.

Europe Fund and Europe Capital Appreciation Fund had a maximum front-end sales charge of 3.00% (eliminated effective March 1, 2000) which is included in the average annual and cumulative returns.

For Europe Fund and Europe Capital Appreciation Fund, returns do not include the effect of the funds' 1.00% short-term trading fee, applicable to shares held less than 90 days that were redeemed on or before February 29, 2000.

For Pacific Basin Fund, returns do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that are redeemed on or before May 31, 2000.

For Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund, returns do not include the effect of the funds' 1.50% short-term trading fee, applicable to shares held less than 90 days.

The following information replaces similar information found in the "Performance" section on page 37.

During the 10-year period ended October 31, 1999, a hypothetical $10,000 investment in Europe Fund would have grown to $32,385, including the effect of the fund's maximum sales charge, which was eliminated effective March 1, 2000.

The following information replaces similar information found in the "Performance" section on page 37.

Explanatory Notes: With an initial investment of $10,000 in Europe Fund on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,759. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,728 for dividends and $4,676 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that were redeemed on or before February 29, 2000.

During the period from December 21, 1993 (commencement of operations) to October 31, 1999, a hypothetical $10,000 investment in Europe Capital Appreciation Fund would have grown to $23,822, including the effect of the fund's maximum sales charge, which was eliminated effective March 1, 2000.

The following information replaces similar information found in the "Performance" section beginning on page 37.

Explanatory Notes: With an initial investment of $10,000 in Europe Capital Appreciation Fund on December 21, 1993, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $14,212. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $601 for dividends and $3,279 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that were redeemed on or before February 29, 2000.

The following information replaces similar information found in the "Performance" section on page 40.

Explanatory Notes: With an initial investment of $10,000 in Pacific Basin Fund on November 1, 1989, assuming the maximum sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $12,461. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $479 for dividends and $1,795 for capital gain distributions. The figures in the table do not include the effect of the fund's 1.00% short-term trading fee, applicable to shares held less than 90 days that are redeemed on or before May 31, 2000.

The following information replaces similar information found in the "Additional Purchase, Exchange and Redemption Information" section on page 45.

Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:

The following information replaces similar information found in the "Additional Purchase, Exchange and Redemption Information" section on page 46.

Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.

On October 12, 1990, each of Canada Fund, Europe Fund, and Pacific Basin Fund changed its sales charge policy from a 2% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 3% sales charge upon purchase. If you purchased shares prior to that date, when you redeem those shares a deferred sales charge of 1% of the redemption amount will be deducted. On March 1, 2000, the 3% sales charge was eliminated for Europe Fund.

The following information has been removed from the "Trustees and Officers" section beginning on page 47.

J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (automotive, space, defense, and information technology), CSX Corporation (freight transportation), Birmingham Steel Corporation (producer of steel and steel products), and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining, 1985-1997), and as a Trustee of First Union Real Estate Investments (1986-1997). In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

RICHARD A. SILVER (52), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

MATTHEW N. KARSTETTER (38), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

The following information replaces the similar information found in the "Trustees and Officers" section beginning on page 47.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

The following information supplements the information found in the "Trustees and Officers" section beginning on page 47.

J. MICHAEL COOK (57), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as an Executive in Residence of the Columbia Business School and as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, a member of the Advisory Board of Boardroom Consultants, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Beginning in 1972, Ms. Knowles served in various positions with Atlantic Richfield Company (ARCO) (diversified energy) including Executive Vice President and Chief Financial Officer (1996-2000); Director (1996-1998); and Senior Vice President (1993-1996). In addition, Ms. Knowles served as President of ARCO Transportation Company (1993-1996). She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles also serves as a member of the National Board of the Smithsonian Institution and she is a trustee of the Brookings Institution.

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

ROBERT A. DWIGHT (41),Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

The following information replaces the Compensation Table found in the "Trustees and Officers" section beginning on page 47.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1999, or calendar year ended December 31, 1998, as applicable.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d**	Abigail P. Johnson**	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	E. Bradley Jones ***	Donald J. Kirk	Ned C. Lautenbach ****	Peter S. Lynch**	William O. McCoy	Gerald C. McDonough	Marvin L. Mann	Robert C. Pozen**	Thomas R. Williams
Canada FundB	$ 0	$ 0	$ 14	$ 13	$ 14	$ 13	$ 13	$ 1	$ 0	$ 14	$ 17	$ 14	$ 0	$ 13
Emerging Markets FundB	$ 0	$ 0	$ 96	$ 93	$ 96	$ 96	$ 95	$ 10	$ 0	$ 96	$ 119	$ 96	$ 0	$ 94
Europe FundB	$ 0	$ 0	$ 445	$ 427	$ 441	$ 441	$ 438	$ 31	$ 0	$ 441	$ 545	$ 441	$ 0	$ 433
Europe Capital Appreciation FundB	$ 0	$ 0	$ 176	$ 169	$ 174	$ 174	$ 173	$ 11	$ 0	$ 174	$ 215	$ 174	$ 0	$ 171
Hong Kong and China FundB	$ 0	$ 0	$ 43	$ 41	$ 43	$ 43	$ 42	$ 4	$ 0	$ 43	$ 53	$ 43	$ 0	$ 42
Japan FundB	$ 0	$ 0	$ 116	$ 112	$ 116	$ 116	$ 115	$ 18	$ 0	$ 116	$ 144	$ 116	$ 0	$ 114
Japan Smaller Companies FundB	$ 0	$ 0	$ 147	$ 142	$ 146	$ 147	$ 146	$ 40	$ 0	$ 146	$ 184	$ 146	$ 0	$ 143
Latin America FundB	$ 0	$ 0	$ 98	$ 94	$ 97	$ 97	$ 97	$ 7	$ 0	$ 97	$ 120	$ 97	$ 0	$ 95
Nordic FundB	$ 0	$ 0	$ 31	$ 30	$ 31	$ 31	$ 31	$ 2	$ 0	$ 31	$ 38	$ 31	$ 0	$ 30
Pacific Basin FundB	$ 0	$ 0	$ 91	$ 88	$ 91	$ 90	$ 90	$ 14	$ 0	$ 91	$ 113	$ 91	$ 0	$ 89
Southeast Asia FundB	$ 0	$ 0	$ 83	$ 80	$ 83	$ 82	$ 82	$ 9	$ 0	$ 83	$ 103	$ 83	$ 0	$ 81
TOTAL COMPENSATION FROM THE FUND COMPLEX*,A	$ 0	$ 0	$ 223,500	$ 220,500	$ 223,500	$ 222,000	$ 226,500	$ 0	$ 0	$ 223,500	$ 273,500	$ 220,500	$ 0	$ 223,500

* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

*** Mr. Jones served on the Board of Trustees through December 31, 1999.

**** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash.

The following information has been removed from the "Management Contracts" section on page 55.

FMR voluntarily agreed to reimburse certain of the funds if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitations for the applicable funds; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of the management fees reimbursed by FMR under the expense reimbursement for each period.

The following information replaces similar information found in the "Management Contracts" section on page 55.

On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East and FIIA. On behalf of Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Latin America Fund, and Nordic Fund, FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. On behalf of Emerging Markets Fund, Hong Kong & China Fund, Japan Fund, Japan Smaller Companies Fund, Pacific Basin Fund, and Southeast Asia Fund, FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

The following information replaces similar information found in the "Management Contracts" section beginning on page 55.

For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
  FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
  FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FIIA a fee equal to 57% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets	Annualized Fee Rate
from $0 - $500 million	0.30%
$500 million - $1 billion	0.25%
over $500 million	0.20%

FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets	Annualized Fee Rate
from $0 - $200 million	0.30%
$200 million - $500 million	0.25%
over $500 million	0.20%

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

For investment advice and research services, no fees were paid to FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, or FIJ on behalf of Canada Fund, Europe Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, and Southeast Asia Fund for the past three fiscal years.

For providing investment advice and research services, fees paid to FMR U.K. and FMR Far East on behalf of Emerging Markets Fund, Europe Capital Appreciation Fund, and Pacific Basin Fund for the past three fiscal years are shown in the table below.

Fiscal Years Ended October 31	FMR U.K.	FMR Far East
Emerging Markets Fund
1999	$ 0	$ 0
1998	$ 0	$ 0
1997	$ 442,552	$ 405,858
Europe Capital Appreciation Fund
1999	$ 607,103	$ 384,269
1998	$ 449,444	$ 0
1997	$ 195,609	$ 0
Pacific Basin Fund
1999	$ 333,704	$ 198,980
1998	$	$ 0
1997	$	$ 0

Currently, FIIA is primarily responsible for choosing investments for Southeast Asia Fund and Hong Kong and China Fund. Currently, FIIA (U.K.)L is primarily responsible for choosing investments for Europe Fund and Nordic Fund. Currently, FIJ is primarily responsible for choosing investments for Japan Fund and Japan Smaller Companies Fund.

The following information replaces similar information found in the "Management Contracts" section on page 56.

For discretionary investment management and execution of portfolio transactions, fees paid to FIIA, FIIA (U.K.)L., and FIJ on behalf of Emerging Markets Fund, Europe Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund for the past three fiscal years are shown in the table below.

Fiscal Year Ended October 31	FIIA	FIIA(U.K.)L	FIJ
Emerging Markets Fund
1999	$ 1,032,343A	$ 271,883B	$ 0
1998	$ 0	$ 0	$ 0
1997	$ 0	$ 0	$ 0
Europe Fund
1999	$ 3,342,771A	$ 1,173,702B	$ 0
1998	$ 3,337,270A	$ 1,841,726B	$ 0
1997	$ 3,469,914A	$ 1,630,394B	$ 0
Hong Kong and China Fund
1999	$ 565,181A	$ 0	$ 0
1998	$ 573,302A	$ 0	$ 0
1997	$ 812,733A	$ 0	$ 0
Japan Fund
1999	$ 232,548A	$ 0	$ 1,811,331C
1998	$ 1,202,885A	$ 0	$ 0
1997	$ 1,337,897A	$ 0	$ 0
Japan Smaller Companies Fund
1999	$ 0	$ 0	$ 2,613,937C
1998	$ 0	$ 0	$ 351,549C
1997	$ 0	$ 0	$ 351,251C
Latin America Fund
1999	$ 0	$ 0	$ 0
1998	$ 0	$ 0	$ 0
1997	$ 0	$ 0	$ 0
Nordic Fund
1999	$ 313,079A	$ 84,643B	$ 0
1998	$ 265,220A	$ 118,106B	$ 0
1997	$ 255,453A	$ 149,480B	$ 0
Pacific Basin Fund
1999	$ 195,409A	$ 0	$ 0
1998	$ 1,127,973A	$ 0	$ 0
1997	$ 1,186,431A	$ 0	$ 0
Southeast Asia Fund
1999	$ 1,391,758A	$ 0	$ 0
1998	$ 1,351,153A	$ 0	$ 0
1997	$ 2,191,832A	$ 0	$ 0

A Prior to August 1, 1999, FMR paid FIIA a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

B Prior to July 1, 2000, FIIA paid FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.

C Prior to August 1, 1999, FMR paid FIJ a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis. For the period August 1, 1999 to July 1, 2000, FMR paid FIJ a fee equal to 57% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.